Exhibit 10.2

Execution Version

TENTH AMENDMENT, dated as of March 5, 2025 (this “Amendment”), to the Credit Agreement (as defined below) among KREF Holdings X LLC, as the Borrower (the “Borrower”), KKR Real Estate Finance Holdings L.P., as Opco (“Opco”), the Lenders party hereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent (the “Administrative Agent”).

RECITALS

A.          The Borrower, Opco, the other Guarantors and the Lenders party thereto from time to time and the Administrative Agent are party to that certain Credit Agreement dated as of December 20, 2018 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”).

B.          Pursuant to Section 2.21 of the Credit Agreement, the Borrower has requested that the Person set forth on Schedule I hereto (the “Tenth Amendment Incremental Lender”) provide an Incremental Commitment in an aggregate principal amount equal to $50,000,000 (the “Tenth Amendment Incremental Commitment”, and the loans thereunder, the “Tenth Amendment Incremental Loans”) such that the aggregate amount of the Commitments after giving effect to the Incremental Commitment provided for under this Amendment is $660,000,000.

C.         Pursuant to Section 2.22 of the Credit Agreement, the Borrower has requested that the Commitments of the Lenders party hereto (each, a “Consenting Lender”, and the Lender that is not a Consenting Lender, the “Non-Consenting Lender”) be converted to extend the termination date thereof, and the scheduled maturity date with respect thereto, as set forth herein (the “Extension”), and such Consenting Lenders, which constitute the Required Lenders on the Tenth Amendment Effective Date, have provided their consent for the Extension in accordance with the terms and subject to the conditions hereof.

D.         In accordance with Section 2.18(b) of the Credit Agreement, the Borrower has requested that the Non-Consenting Lender assign all of its interests, rights and obligations under the Credit Agreement, including its Commitment under the Credit Agreement (the “Assigned Commitment”), to Morgan Stanley Senior Funding, Inc. (in such capacity, the “Assignee”), and the Assignee has agreed to assume such obligations.

E.         Subject to the terms and conditions set forth herein, Opco, the Borrower, the Administrative Agent, the Assignee and the Consenting Lenders party hereto (which constitute the Required Lenders on the Tenth Amendment Effective Date) have agreed to make certain other amendments to the Credit Agreement as set forth herein in accordance with Section 10.02(b) of the Credit Agreement.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agree as follows:

ARTICLE I.

SECTION 1.01.          Defined Terms.  Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.  The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

SECTION 1.02.          Tenth Amendment Incremental Commitment.

(a)         Pursuant to Section 2.21 of the Credit Agreement and on the terms and subject to the conditions set forth herein, the Tenth Amendment Incremental Lender hereby agrees to make the Tenth Amendment Incremental Commitment available to the Borrower on the Tenth Amendment Effective Date in an aggregate principal amount set forth opposite its name under the heading “Tenth Amendment Incremental Commitment” on Schedule I hereto.

(b)        The Tenth Amendment Incremental Commitment shall be an “Incremental Commitment” for all purposes of the Amended Credit Agreement and the other Loan Documents and shall have the same terms applicable to, and shall constitute, “Commitments” under the Amended Credit Agreement.  The Tenth Amendment Incremental Loans shall have the same terms applicable to, and shall constitute, “Loans” under the Amended Credit Agreement.  From and after the Tenth Amendment Effective Date, the Tenth Amendment Incremental Lender shall constitute a “Lender” for all purposes of the Amended Credit Agreement and the other Loan Documents and agrees to be bound by the provisions of the Credit Agreement.

(c)         The Tenth Amendment Incremental Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver its signature pages to this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (iv) if it is a Non-U.S. Lender, attached to this Lender Joinder Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the undersigned, and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(d)         After giving effect to this Amendment, Schedule 2.01 to the Credit Agreement will be amended and replaced with Schedule II hereto, which shall be Schedule 2.01 to the Amended Credit Agreement for all purposes therein.

SECTION 1.03.         Notice of Prepayment.  Notwithstanding anything in Section 2.10(c) of the Credit Agreement to the contrary, the parties hereto agree that the Borrower may notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment of a SOFR Borrowing under the Credit Agreement to be made on the Tenth Amendment Effective Date not later than 11:00 a.m., New York City time, two Business Days before the Tenth Amendment Effective Date.

SECTION 1.04.         Credit Agreement Amendments.  Effective as of the Tenth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)          The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

(i)       “Tenth Amendment” means the Tenth Amendment to the Credit Agreement, dated as of March 5, 2025 among Borrower, Opco, the Lenders party thereto and the Administrative Agent.

(ii)        “Tenth Amendment Effective Date” has the meaning assigned thereto in the Tenth Amendment.

(b)          The following definitions are hereby amended and restated in their entirety as follows:

(i)         ““Alternate Covenant Period” means the period from and after the Ninth Amendment Effective Date to and including the earlier of (i) June 30, 2026 and (ii) the day immediately preceding the date on which the Borrower has delivered a Financial Covenant Election to the Administrative Agent.”

(ii)      ““Loan Documents” means (i) this Agreement, (ii) the Security Documents, (iii) the Lender Joinder Agreements (including, for the avoidance of doubt, the Seventh Amendment and the Tenth Amendment), (iv) the Extension Amendments (including for the avoidance of doubt, the Tenth Amendment), (v) the Loan Party Joinder Agreements and (vi) the Fee Letter.”

(iii)       ““Maturity Date” means the fifth anniversary of the Tenth Amendment Effective Date, as such date may be extended from time to time pursuant to Section 2.22.”

(c)          The following definitions are hereby removed from Section 1.01:

(i)         ““Consenting Commitments” means the Commitments of the Consenting Lenders.”

(ii)        ““Consenting Lender” has the meaning specified in the Seventh Amendment.”

(iii)       ““Non-Consenting Commitments” means, the Commitments of the Lenders that are not Consenting Lenders.”

SECTION 1.05.       Amendment Effectiveness.  This Amendment shall become effective as of the date (the “Tenth Amendment Effective Date”) on which the following conditions are satisfied (or waived):

(a)          the Administrative Agent (or its counsel) shall have received from (i) the Borrower, (ii) Opco, (iii) the Administrative Agent, (iv) the Swingline Lender, (v) the Tenth Amendment Incremental Lender, (vi) the Assignee and (vii) Lenders constituting the Required Lenders as of the Tenth Amendment Effective Date after giving effect to the establishment of the Tenth Amendment Incremental Commitment either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment;

(b)        the Administrative Agent shall have received, on behalf of the Lenders, an executed legal opinion of Simpson Thacher & Bartlett LLP, counsel to the Loan Parties, and the Loan Parties hereby instruct such counsel to deliver such legal opinion;

(c)        the Borrower shall have paid to the Administrative Agent (i) for the account of each Consenting Lender as of the Tenth Amendment Effective Date, a fee equal to 0.15% of the aggregate amount of such Consenting Lender’s Commitments to the Borrower as in effect immediately prior to the Tenth Amendment Effective Date, (ii) for the account of the Tenth Amendment Incremental Lender as of the Tenth Amendment Effective Date, a fee equal to 0.25% of the aggregate amount of the Tenth Amendment Incremental Commitment provided to the Borrower on the Tenth Amendment Effective Date, (iii) for the account of the Assignee, a fee equal to 0.25% of the Assigned Commitment and (iv) all reasonable costs and expenses (including, without limitation the reasonable fees, charges and disbursements of Milbank LLP) of the Administrative Agent for which invoices have been presented at least two Business Days prior to the Tenth Amendment Effective Date;

(d)        the representations and warranties of each Loan Party set forth in the Loan Documents shall be, after giving effect to this Amendment, true and correct in all material respects on and as of the date of this Amendment with the same effect as though made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(e)        as of the date of this Amendment and immediately after giving effect hereto, no Default shall have occurred and be continuing; and

(f)        the Administrative Agent shall have received a certificate of the Borrower signed by an Authorized Officer thereof (i) certifying and attaching a copy of the resolutions adopted by the governing body of the Borrower authorizing the establishment of the Tenth Amendment Incremental Commitment, the extension of the scheduled maturity date of the Commitments and the other amendments contained herein and (ii) certifying that the conditions set forth in the immediately preceding subclauses (d) and (e) have been satisfied.

The Administrative Agent shall notify the Borrower and the Lenders of the Tenth Amendment Effective Date, and such notice shall be conclusive and binding.

ARTICLE II.

Miscellaneous

SECTION 2.01.          Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, as of the Tenth Amendment Effective Date and after giving effect to the amendments to occur on the Tenth Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Opco and the Borrower and constitutes, and the Amended Credit Agreement will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 2.02.        Effect of Amendment.  (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Tenth Amendment Effective Date.  Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(a)        On and after the Tenth Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement.  This Amendment shall constitute a “Lender Joinder Agreement”, an “Extension Amendment” (entered into in accordance with, and subject to the terms of, Section 2.22(a) of the Credit Agreement) and a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 2.03.        Reaffirmation.  Each of the Loan Parties (a) affirms and confirms, after giving effect to this Amendment, its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party and (b) agrees that, after giving effect to this Amendment (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder with respect to the Obligations shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.

SECTION 2.04.         Direction to Administrative Agent.  The undersigned Lenders (representing collectively the Required Lenders) hereby authorize and direct the Administrative Agent to enter into this Amendment.

SECTION 2.05.          Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.  The provisions of Sections 10.09 and 10.10 of the Amended Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.06.     Deemed Assignment. Concurrently with the effectiveness of this Amendment, the Commitment of the Non-Consenting Lender shall be assigned to the Assignee, and the Assignee assumes such Commitment, each without further action by the Non-Consenting Lender, the Assignee, any other Lender, the Administrative Agent or any other Person. This Amendment constitutes the notice required by Section 2.18(b) of the Credit Agreement. The Required Lenders deem this Amendment to fulfill all requirements of Section 2.18(b) of the Credit Agreement, including those contained in Section 10.04 of the Credit Agreement.

SECTION 2.07.         Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Milbank LLP, counsel for the Administrative Agent.

SECTION 2.08.         Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature” and words of like import in this

Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 2.09.         Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

KREF HOLDINGS X LLC

BY	/s/ Patrick Mattson
	NAME:	Patrick Mattson
	TITLE:	Authorized Signatory

KKR REAL ESTATE FINANCE HOLDINGS L.P.

BY	/s/ Patrick Mattson
	NAME:	Patrick Mattson
	TITLE:	Authorized Signatory

KREF CAPITAL LLC

BY	/s/ Patrick Mattson
	NAME:	Patrick Mattson
	TITLE:	Authorized Signatory

KREF CAPITAL TRS LLC

BY	/s/ Patrick Mattson
	NAME:	Patrick Mattson
	TITLE:	Authorized Signatory

KREF MEZZ HOLDINGS LLC

BY	/s/ Patrick Mattson
	NAME:	Patrick Mattson
	TITLE:	Authorized Signatory

KREF SECURITIES HOLDINGS, LLC

BY	/s/ Patrick Mattson
	NAME:	Patrick Mattson
	TITLE:	Authorized Signatory

[Signature Page to Tenth Amendment]

KREF SECURITIES HOLDINGS II, LLC

BY	/s/ Patrick Mattson
	NAME:	Patrick Mattson
	TITLE:	Authorized Signatory

REFH SR MEZZ LLC

BY	/s/ Patrick Mattson
	NAME:	Patrick Mattson
	TITLE:	Authorized Signatory

KREF SECURITIES HOLDINGS III LLC

BY	/s/ Patrick Mattson
	NAME:	Patrick Mattson
	TITLE:	Authorized Signatory

KREF SECURITIES HOLDINGS IV LLC

BY	/s/ Patrick Mattson
	NAME:	Patrick Mattson
	TITLE:	Authorized Signatory

KREF SECURITIES HOLDINGS V LLC

BY	/s/ Patrick Mattson
	NAME:	Patrick Mattson
	TITLE:	Authorized Signatory

LLOYD OUTPARCEL HOLDINGS LLC

BY	/s/ Patrick Mattson
	NAME:	Patrick Mattson
	TITLE:	Authorized Signatory

[Signature Page to Tenth Amendment]

KREF LLOYD CENTER MANAGER LLC

BY	/s/ Patrick Mattson
	NAME:	Patrick Mattson
	TITLE:	Authorized Signatory

KREF CAPITAL REO LLC

BY	/s/ Patrick Mattson
	NAME:	Patrick Mattson
	TITLE:	Authorized Signatory

[Signature Page to Tenth Amendment]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent, Swingline Lender, a Lender and the Assignee

BY	/s/ Jennifer Defazio
	Name:	Jennifer Defazio
	Title:	Authorized Signatory

[Signature Page to Tenth Amendment]

GOLDMAN SACHS BANK USA,
as a Lender

BY	/s/ Dana Siconolfi
	Name:	Dana Siconolfi
	Title:	Authorized Signatory

[Signature Page to Tenth Amendment]

MUFG BANK, LTD.,
as a Lender

BY	/s/ Bernard A. Fernandez
	Name:	Bernard A. Fernandez
	Title:	Director

[Signature Page to Tenth Amendment]

WELLS FARGO BANK, N.A.,
as a Lender

BY	/s/ Brendan Magrady
	Name:	Brendan Magrady
	Title:	Vice President

[Signature Page to Tenth Amendment]

BARCLAYS BANK PLC,
as a Lender

BY	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Director

[Signature Page to Tenth Amendment]

JPMORGAN CHASE BANK, N.A.,
as a Lender

BY	/s/ Kevin Faber
	Name:	Kevin Faber
	Title:	Executive Director

[Signature Page to Tenth Amendment]

M&T BANK,
as the Tenth Amendment Incremental Lender

BY	/s/ David Moorin
	Name:	David Moorin
	Title:	Senior Vice President

[Signature Page to Tenth Amendment]

HSBC BANK USA, N.A.,
as a Lender

BY	/s/ Ryan Gabriele
	Name:	Ryan Gabriele
	Title:	Vice President

[Signature Page to Tenth Amendment]

MIZUHO BANK, LTD.,
as a Lender

BY	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Managing Director

[Signature Page to Tenth Amendment]

RAYMOND JAMES BANK,
as a Lender

BY	/s/Alexander Sierra
	Name:	Alexander Sierra
	Title:	Senior Vice President

[Signature Page to Tenth Amendment]

NATIXIS, NEW YORK BRANCH,
as a Lender

BY	/s/ Julie Han
	Name:	Julie Han
	Title:	Executive Director

BY	/s/ Jordan Leung
	Name:	Jordan Leung
	Title:	Vice President

[Signature Page to Tenth Amendment]

BMO Bank N.A.,
as a Lender

BY	/s/ Michael Perlberg
	Name:	Michael Perlberg
	Title:	Director

[Signature Page to Tenth Amendment]

UBS AG NEW YORK (ELEVEN MADISON AVENUE) BRANCH (as successor by merger to Credit Suisse AG, New York Branch), as a Lender

BY	/s/ Muhammad Afzal
	Name:	Muhammad Afzal
	Title:	Director

BY	/s/ Peter Hazoglou
	Name:	Peter Hazoglou
	Title:	Authorized Signatory

[Signature Page to Tenth Amendment]

Schedule I

Tenth Amendment Incremental Commitment

Tenth Amendment Incremental Lender	Tenth Amendment Incremental Commitment
M&T Bank	$50,000,000
Total	$50,000,000

Schedule II

Commitments

Lender	Commitment
Morgan Stanley Senior Funding, Inc.	$100,000,000
Goldman Sachs Bank USA	$75,000,000
MUFG Bank, Ltd.	$75,000,000
Wells Fargo Bank, N.A.	$75,000,000
Barclays Bank PLC	$50,000,000
JPMorgan Chase Bank, N.A.	$50,000,000
M&T Bank	$50,000,000
HSBC Bank USA, N.A.	$50,000,000
Mizuho Bank, Ltd.	$35,000,000
Raymond James Bank	$35,000,000
Natixis, New York Branch	$25,000,000
BMO Bank N.A.	$25,000,000
UBS AG, Stamford Branch	$15,000,000
Total	$660,000,000